Exhibit 21.1

Subsidiaries of WESCO International, Inc.

1502218 Alberta, Ltd., an Alberta corporation
Bruckner Polska sp z.o.o., a Poland limited company
Bruckner Supply Singapore, a Singapore sole proprietor
Bruckner Supply Company, Inc., a Delaware corporation
Calvert-Wire & Cable Corporation, a Delaware corporation
Carlton-Bates Company, an Arkansas corporation
Carlton-Bates Company de Mexico S.A. de C.V., a Mexico variable capital company
Carlton-Bates Company of Texas, G.P., Inc., a Texas corporation
CBC LP Holdings, LLC, a Delaware limited liability company
CDW Holdco, LLC, a Delaware limited liability company
Communications Supply Corporation, a Connecticut corporation
Conney Investment Holdings, LLC, a Delaware limited liability company
Conney Safety Products, LLC, a Delaware limited liability company
Distribuidora Materials Electricos E-Supply Limitada, a Chile limited liability company
EECOL Industrial Electric Ecuador Limitada, an Ecuador limited liability company
EECOL Electric Argentina S.A., an Argentine corporation
EECOL Electric Corp., an Alberta corporation
EECOL Electric Peru S.A.C., a Peru sociedad anonima cerrada
EECOL Holdings Ltd., an Alberta corporation
EECOL Industrial Bolivia Ltda., a Bolivia limited liability company
EECOL Industrial Electric (SudAmerica) Limitada, a Chile limited liability company
EECOL Industrial Electric Limitada, a Chile limited liability company
EECOL Power S.A., a Chile closed stock corporation
EECOL Properties Corp., an Alberta corporation
Liberty-Wire & Cable, Inc., a Delaware corporation
M&M Power Products, LP, a California limited partnership
Obras Y Servicios Sunpark S.A.C. (OS Sunpark), a Peru sociedad anonima cerrada

SASK Alta Holdings S.A., a Chile closely held stock corporation
Stone Eagle Electrical Supply GP, Inc., an Alberta corporation
Stone Eagle Electrical Supply LP, an Alberta limited partnership
TVC Canada Corp., a Nova Scotia unlimited liability company
TVC Communications, L.L.C., a Delaware limited liability company
TVC Espana Distribucion y Venta De Equipos, S.L., a Spain limited liability company
TVC International Holding, L.L.C., a Delaware limited liability company
TVC Mexico Distribution S. de R.L. de C.V., a Mexico limited liability company
TVC Mexico Services S. de R.L. de C.V., a Mexico limited liability company
TVC UK Holdings Limited, a United Kingdom limited company
WDC Holding, Inc., a Delaware corporation
WDCC Enterprises, Inc., an Alberta corporation
WDCH, LP, a Pennsylvania limited partnership
WDCH US LP, a Delaware limited partnership
WDINESCO B.V., a Netherlands private company with limited liability
WDINESCO Cooperatief U.A., a Netherlands company
WDINESCO C.V., a Netherlands limited partnership
WDINESCO II B.V., a Netherlands private company with limited liability
WDINESCO III B.V., a Netherlands private company with limited liability
WDINESCO II C.V., a Netherlands limited partnership
WDINESCO III C.V., a Netherlands limited partnership
WEAS Company, Srl, a Mexico private limited company
WESCO (Suzhou) Trading Co. Ltd., a China limited liability company
WDI Angola, LDA, an Angola company
WESCO Australia Pty Ltd, an Australian company
WESCO Canada I, LP, an Alberta limited partnership
WESCO Canada II, LP, an Alberta limited partnership
WESCO Distribution Canada Co., a Nova Scotia unlimited liability company
WESCO Distribution Canada GP, Inc., a Nova Scotia limited liability company
WESCO Distribution Canada LP, an Ontario limited partnership

WESCO Distribution de Mexico, Srl, a Mexico private limited company
WESCO Distribution HK Limited, a Hong Kong limited private company
WESCO Distribution II ULC, a Nova Scotia unlimited liability company
WESCO Distribution III ULC, a Nova Scotia unlimited liability company
WESCO Distribution International, Ltd., a United Kingdom limited company
WESCO Distribution, Inc., a Delaware Corporation
Wesco do Brasil Equipamentos Eletrônicos Ltda, a Brazil limited liability company
WESCO Enterprises, Inc., a Delaware corporation
WESCO Equity Corporation, a Delaware corporation
WESCO Finance Corporation, a Delaware corporation
WESCO Holdings, LLC, a Delaware limited liability company
WESCO International Supply Co. Singapore Pte Ltd., a Singapore limited private company
WESCO Nevada, Ltd, a Nevada corporation
WESCO Nigeria Ltd., a Nigeria corporation
WESCO Nigeria, Inc., a Delaware corporation
WESCO Real Estate I, LLC, a Delaware limited liability company
WESCO Real Estate II, LLC, a Delaware limited liability company
WESCO Real Estate III, LLC, a Delaware limited liability company
WESCO Real Estate IV, LLC, a Delaware limited liability company
WESCO Receivables Corp., a Delaware corporation
WESCO Sourcing and Procurement Services Pte Ltd., a Singapore limited private company